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                                                                  EXECUTION COPY


                                 TRUST AGREEMENT

                                  By and Among

                        SUNAMERICA LIFE INSURANCE COMPANY

                                   as Grantor,

                        JOHN ALDEN LIFE INSURANCE COMPANY

                                 as Beneficiary,

                                       and

                              BANKERS TRUST COMPANY

                                   as Trustee
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                                TABLE OF CONTENTS

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RECITALS ............................................................................................... 1

ARTICLE 1. DEPOSIT OF ASSETS TO THE TRUST ACCOUNT......................................................  3

ARTICLE 2. WITHDRAWAL AND SUBSTITUTION OF ASSETS OF
             THE TRUST ACCOUNT ........................................................................  3

ARTICLE 3. REDEMPTION AND INVESTMENT OF ASSETS.........................................................  7

ARTICLE 4. RIGHT TO VOTE ASSETS........................................................................  9

ARTICLE 5. ADDITIONAL RIGHTS AND DUTIES OF THE
             TRUSTEE ..................................................................................  9

ARTICLE 6. THE TRUSTEE'S COMPENSATION, EXPENSES
             AND INDEMNIFICATION ...................................................................... 12

ARTICLE 7. RESIGNATION OR REMOVAL OF THE TRUSTEE....................................................... 13

ARTICLE 8. TERMINATION OF THE TRUST ACCOUNT............................................................ 15

ARTICLE 9. MISCELLANEOUS............................................................................... 15
             Section 9.1.  Notices..................................................................... 15
             Section 9.2.  Portfolio Inspection........................................................ 17
             Section 9.3.  Entire Agreement............................................................ 18
             Section 9.4.  Amendments.................................................................. 19
             Section 9.5.  Waivers..................................................................... 19
             Section 9.6.  Governing Law............................................................... 20
             Section 9.7.  Arbitration................................................................. 20
             Section 9.8.  Binding Effect; Assignment;
                            Third Party Beneficiaries ................................................. 23
             Section 9.9.  Severability................................................................ 24
             Section 9.10. Headings.................................................................... 24
             Section 9.11. Counterparts................................................................ 25
             Section 9.12. Errors and Omissions........................................................ 25
             Section 9.13. Certain Definitions......................................................... 25

SIGNATURES..............................................................................................28

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                                 TRUST AGREEMENT

         TRUST AGREEMENT, dated as of March 31, 1997 (the "Agreement"), among SunAmerica Life Insurance Company, an Arizona corporation (the "Grantor"), John Alden Life Insurance Company, a Minnesota corporation (a "Beneficiary," as defined in Section 9.11 hereof) and Bankers Trust Company, a banking corporation organized and existing under the laws of the State of New York (the "Trustee") (collectively, the "Parties" and sometimes individually a "Party").

                                   WITNESSETH:

         WHEREAS, the Beneficiary and the Grantor have entered into an Asset Purchase and Sale Agreement dated as of November 29, 1996, as has been and as may be amended from time to time (the "Asset Purchase Agreement"), pursuant to which the Grantor has agreed to enter into an Indemnity Reinsurance Agreement with Beneficiary pursuant to which it would transfer assets in the amount specified in the Asset Purchase Agreement to a trust account established pursuant to this Agreement (all capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Asset Purchase Agreement, except for purposes of the terms "Insurance Liabilities," "Other Liabilities," "Excluded Liabilities," and "Extra-Contractual Obligations," the words "Annuity Contracts" shall be replaced with the term "Policies");

         WHEREAS, pursuant to the Indemnity Reinsurance Agreement being entered into concurrently herewith by the Grantor and the Beneficiary (the "Indemnity Reinsurance Agreement"), the
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Grantor has agreed to deposit additional assets in such trust account, if necessary;

         WHEREAS, the Grantor desires to establish a trust account hereunder for the benefit of the Beneficiary to assure that the Beneficiary will have access to sufficient assets in the event that the Grantor becomes unable to meet its obligations to the Beneficiary under the Indemnity Reinsurance Agreement; and

         WHEREAS, the Trustee (1) is a member of the Federal Reserve System (2) is organized under the laws of the United States or a state thereof, (3) is regulated, supervised, and examined by United States federal authorities or authorities of a state of the United States having regulatory authority over banks and trust companies, (4) is not the Parent, a Subsidiary or an Affiliate (as such terms are defined in Section 9.10 hereof) of the Grantor or the Beneficiary, and (5) has been granted authority to operate with fiduciary powers.

         NOW, THEREFORE, in consideration of the premises, representations and warranties and the mutual covenants and agreements contained herein and other good, valuable and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

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                ARTICLE 1. DEPOSIT OF ASSETS TO THE TRUST ACCOUNT

                  Section 1.1. The Grantor hereby establishes a trust account (the "Trust Account") with the Trustee upon the terms and conditions set forth herein. The assets held in the Trust Account shall be subject to withdrawal by the Beneficiary and the Grantor as provided herein.

                  Section 1.2. The Grantor shall transfer, or cause to be transferred, assets to the Trustee for initial deposit to the Trust Account, and may from time to time transfer to the Trustee for deposit to the Trust Account other assets (all such assets actually received in the Trust Account are herein referred to individually as an "Asset" and collectively as the "Assets"). All income from Assets shall be deemed to be part of the Trust Account. All Assets in the Trust Account shall be held by the Trustee at the Trustee's office in the United States.

                  Section 1.3. All payments of interest, dividends and other income actually received in respect of Assets shall be deposited by the Trustee in the Trust Account.

               ARTICLE 2. WITHDRAWAL AND SUBSTITUTION OF ASSETS OF

                                THE TRUST ACCOUNT

                  Section 2.1. Withdrawal by Beneficiary. (a) Withdrawals from the Trust Account may be made by or at the direction of the Beneficiary at any time and from time to time only for the purposes permitted by Section 9.5 of the

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Indemnity Reinsurance Agreement and solely after compliance with the procedures set forth in this Section 2.1.

                  (b) Before submitting a request to the Trustee to withdraw funds from the Trust Account, the Beneficiary shall take the following actions:

           (i) Notify the Grantor in writing of the specific benefits or other amounts (the "Claim") it believes the Grantor has not paid to a Policyholder with respect to any Insurance Liability, including without limitation, the Policyholder's name, address, contract number and, if known, a social security number, the basis upon which the Beneficiary believes the benefits are owed, and any correspondence from the policyholder with respect to such Claim (the "Claim Notice").

           (ii) If, within four (4) Business Days after receipt of the Claim Notice, Grantor has not provided the Beneficiary with reasonable evidence that Grantor has paid the Claim, then Beneficiary shall have the right to retain the services of a "Big 6" accounting firm (the "Designated Accounting Firm") which will review the Claim for four (4) Business Days and

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                           provide a written determination to both Parties as to
                           whether Grantor is obligated to pay the Claim.

           (iii) If the Designated Accounting Firm determines that the Claim is an Insurance Liability payable by Grantor and has not been paid, the Beneficiary shall be entitled to pay the policyholder the amounts specified in the Claim.

                  (c) Following payment of a Claim, the Beneficiary shall present to the Trustee a certificate substantially in the form of Exhibit A hereto, signed by its Chief Executive Officer, Chief Financial Officer, General Counsel or the Senior Vice President of Accounting, which shall be accompanied by a certificate executed by a partner of the Designated Accounting Firm that states (X) that the Grantor was obligated to pay the Claim and failed to do so, and (Y) that Beneficiary has provided reasonable evidence to the Designated Accounting Firm that Beneficiary has paid the Claim (the "Beneficiary Withdrawal Request").

                  (d) Upon receipt of the Beneficiary Withdrawal Request, Trustee shall immediately forward a copy of the Beneficiary Withdrawal Request, together with all attachments thereto, to the Grantor and transfer to the Beneficiary or its designee (i) all right, title and interest in any readily marketable Assets identified by the Beneficiary, or if none are identified, cash or any readily marketable Assets, in each

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case in an amount equal to the Claim identified in the Beneficiary Withdrawal
Request, and (ii) custody thereof. The Trustee shall be fully protected in relying upon any Beneficiary Withdrawal Request which meets the requirement of
Section 2.1(c) hereof.

                  (e) The costs of any Designated Accounting Firm retained by the Beneficiary pursuant to Section 2.1(b) shall be borne by the Party adjudged to be incorrect.

                  Section 2.2. Withdrawals by Grantor. (a) Withdrawals from the Trust Account may be made by or at the direction of the Grantor at any time or from time to time for the purposes permitted in Section 9.1 of the Indemnity Reinsurance Agreement upon presentation to the Trustee of a certificate substantially in the form of Exhibit B hereto (the "Grantor Withdrawal Request"), signed by a duly authorized officer of the Grantor, which states the amount to be withdrawn (the "Withdrawn Amount"). Upon receipt of the Grantor Withdrawal Request, the Trustee shall immediately transfer to the Grantor (i) all right, title and interest in the Assets identified by the Grantor, or if none are identified, cash or readily marketable Assets, in each case in an amount equal to the Withdrawal Amount identified in the Grantor Withdrawal Request, and (ii) custody thereof. No statements or documents other than the Grantor Withdrawal Request need be presented by the Grantor in order to withdraw or direct the withdrawal of Assets, except that the Grantor may be required by the Trustee to acknowledge receipt of

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withdrawn Assets. The Trustee shall be fully protected in relying upon any
Grantor Withdrawal Request which meets the requirements of this Section 2.2(a).

                  (b) If the Beneficiary reasonably believes that the Grantor has withdrawn funds from the Trust Account in violation of Section 9.1 of the Indemnity Reinsurance Agreement, it may retain a Designated Accounting Firm to audit any such withdrawal. If the Designated Accounting Firm determines that all or any portion of such withdrawal was made in violation of Section 9.1 of the Indemnity Reinsurance Agreement, it shall execute a certificate that sets forth the amount that was withdrawn inappropriately and the basis therefor (the "Withdrawal Dispute Certificate").

                  (c) Within five (5) days after receipt of a Withdrawal Dispute Certificate, Grantor shall redeposit the amount designated in the certificate, together with interest thereon at the one month London Interbank Offered rate.

                  (d) The costs of any Designated Accounting Firm retained by the Beneficiary shall be borne (i) by the Beneficiary if the Designated Accounting Firm determines that the amount to be paid is $1,000,000 or less, and
(ii) by the Grantor if the Designated Accounting Firm determines that the amount to be paid is more than $1,000,000.

                  Section 2.3. The Grantor may substitute Assets in the Trust Account in accordance with Section 9.3 of the Indemnity Reinsurance Agreement. The Trustee shall be fully protected in relying upon any direction of the Grantor to

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accept a substitution of assets and shall have no duty to determine whether the requirements of Section 9.3 of the Indemnity Reinsurance Agreement have been satisfied.

                 ARTICLE 3. REDEMPTION AND INVESTMENT OF ASSETS

                  Section 3.1. The Trustee shall surrender for payment all maturing Assets and all Assets called for redemption and deposit the proceeds of such to the Trust Account.

                  Section 3.2. The responsibility for directing the Trustee to invest and reinvest the Assets shall be that of the Grantor and/or its designated agent and, unless and until directed by the Grantor or such designated agent, the Trustee shall not be required to take any action with respect to the investment or reinvestment of the Assets. The Trustee shall invest and reinvest the Assets or any part thereof in, and accept in substitution therefor, such Authorized Investments as the Grantor or its designated agent shall direct by electronic on-line communication or in writing. The Grantor and its designated agent may, from time to time, provide Trustee with written directions regarding the order in which Assets will be delivered to the Grantor or the Beneficiary in connection with withdrawals pursuant to
Section 2.1 hereof.

                  Section 3.3. Trustee shall have no responsibility for trading the Assets in the Trust Account. The Grantor or its designated agent shall have the authority to issue orders for the purchase, sale, exchange or other acquisition or disposition of Assets directly to brokers, dealers or issuers.

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Trustee shall be responsible for settling trades made by the Grantor. Trustee shall follow the instructions and directions of the Grantor or its designated agent regarding the settlement of trades.

                  Section 3.4. The Grantor or its designated agent shall promptly notify the Trustee (no later than 12:00 noon New York City time on each Settlement Date) of the issuance of each order for the purchase or sale of an Asset and shall direct the broker, dealer or issuer to confirm the execution of each order by advice to Trustee. Such notification shall be authority for Trustee to pay for securities purchased against receipt thereof and to deliver securities sold against payment thereof, as the case may be. Trustee is authorized, in its discretion, to enter into an agreement with the Grantor to use the Depository Trust Company's Institutional Delivery System for trade confirmation and settlement.

                  Section 3.5. Trustee shall promptly forward a copy of any notice, statement or report that it is required under this Agreement to provide to Grantor or its designated agent.

                         ARTICLE 4. RIGHT TO VOTE ASSETS

                The Trustee shall forward all annual and interim stockholder reports and all proxies and proxy materials relating to the Assets in the Trust Account to the Grantor. The Grantor shall have the full and unqualified right to vote any Assets in the Trust Account.

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             ARTICLE 5. ADDITIONAL RIGHTS AND DUTIES OF THE TRUSTEE

                  Section 5.1. Except as otherwise provided in Section 2.1(d) hereof, the Trustee shall notify the Grantor and the Beneficiary in writing within ten (10) days following each deposit to, or withdrawal from, the Trust Account.

                  Section 5.2. Before accepting any asset for deposit to the Trust Account, the Trustee shall determine that such asset is in such form that the Beneficiary or the Trustee upon direction by the Beneficiary whenever necessary may negotiate such asset without consent or signature from the Grantor or any Person or entity other than the Trustee in accordance with the terms of this Agreement.

                  Section 5.3. The Trustee shall receive all Assets and cause them to be held in safekeeping.

                  Section 5.4. The Trustee shall accept and open all mail directed to the Grantor or the Beneficiary in care of the Trustee.

                  Section 5.5. The Trustee shall furnish to the Grantor and the Beneficiary a statement of all Assets in the Trust Account as of the inception of the Trust Account and as of the end of each calendar month thereafter. Such statements shall be furnished within five business days after the end of the month.

                  Section 5.6. Upon the request of the Grantor or the Beneficiary and at their sole cost and expense, the Trustee shall promptly permit the Grantor or the Beneficiary, their respective agents, employees or independent auditors to

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examine, audit, excerpt, transcribe and copy, during the Trustee's normal business hours, any books, documents, papers and records relating to the Trust Account or the Assets. Trustee shall also furnish the Grantor on line electronic review of the Trust Account and furnish the Beneficiary review pursuant to and in accordance with Section 9.2 hereof.

                  Section 5.7. Except as otherwise provided in Section 2.1(c) hereof, the Trustee is authorized to follow and rely upon all instructions given by officers named in incumbency certificates furnished to the Trustee from time to time by the Grantor and the Beneficiary, respectively, and by attorneys-in-fact acting under written authority furnished to the Trustee by the Grantor or the Beneficiary, including, without limitation, instructions given by letter, facsimile transmission, telegram, teletype, cablegram or electronic media, if the Trustee believes such instructions to be genuine and to have been signed, sent or presented by the proper Party or Parties. Except as otherwise provided in Section 2.1(c) hereof, the Trustee shall not incur any liability to anyone resulting from actions taken by the Trustee in reliance in good faith on such instructions. The Trustee shall not incur any liability in executing instructions (i) from an attorney-in-fact prior to receipt by it of notice of the revocation of the written authority of the attorney-in-fact or (ii) from any officer of the Grantor or the Beneficiary named in an incumbency certificate delivered hereunder prior to receipt by it or a more current certificate.

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                  Section 5.8. The duties and obligations of the Trustee shall only be such as are specifically set forth in this Agreement, as it may from time to time be amended, and no implied duties or obligations shall be read into this Agreement against the Trustee. The Trustee shall only be liable for breach of this Agreement and direct and proximate losses due to its own gross negligence, willful misconduct or lack of good faith.

                  Section 5.9. No provision of this Agreement shall require the Trustee to take any action which, in the Trustee's reasonable judgment, would result in any violation of this Agreement or any provision of law.

                  Section 5.10. The Trustee may confer with counsel of its own choice in relation to matters arising under this Agreement and shall have full and complete authorization and protection from the other Parties hereunder for any action taken or suffered by it under this Agreement or under any transaction contemplated hereby in good faith and in accordance with the advice of such counsel.

                  Section 5.11. No Person other than the Beneficiary or the Grantor may require an accounting or bring any action against the Trustee with respect to this Agreement or its actions as Trustee.

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                 ARTICLE 6. THE TRUSTEE'S COMPENSATION, EXPENSES

                               AND INDEMNIFICATION

                  Section 6.1. Trustee shall be entitled to receive from the Grantor as compensation for its services under this Agreement, a fee as agreed upon in writing by the Grantor, which may from time to time be amended.

                  Section 6.2. Trustee shall be entitled to receive from Grantor payment of or reimbursement for all of the Trustee's actual out-of-pocket expenses and disbursements in connection with its duties under this Agreement (including reasonable attorney('s) fees and expenses), except any such expense or disbursement as may arise from the Trustee's gross negligence, willful misconduct or lack of good faith, and except as provided in Section 6.4 hereof.

                  Section 6.3. No Assets shall be (i) withdrawn from the Trust Account or (ii) used in any manner for paying compensation to, or reimbursement or indemnification of, the Trustee.

                  Section 6.4. The Grantor hereby agrees to indemnify the Trustee for, and hold it harmless against, any loss, liability, costs or expenses (including reasonable attorney('s) fees and expenses) incurred by the Trustee arising out of or in connection with the performance of its obligations in accordance with the provisions of this Agreement, including any loss, liability, costs or expenses arising out of or in connection with the status of the Trustee and its nominee as the holder of record of the Assets;

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provided, however, that Trustee shall not be entitled to any indemnification hereunder with respect to any loss, liability, costs or expenses resulting from the Trustee's breach of this Agreement (including any breach of its fiduciary or other obligations as Trustee) or any gross negligence, willful misconduct or lack of good faith on the part of the Trustee; and provided further that the Beneficiary (and not the Grantor) shall indemnify Trustee for any costs or expenses (including, without limitation, attorney('s) fees and expenses) incurred in connection with any dispute between Grantor and Beneficiary with respect to which Grantor is determined to be the prevailing party. The Grantor and the Beneficiary hereby acknowledge that the foregoing indemnities shall survive the resignation of the Trustee or the termination of this Agreement.

                ARTICLE 7. RESIGNATION OR REMOVAL OF THE TRUSTEE

                  Section 7.1. The Trustee may resign at any time for any reason upon delivery of a written notice of resignation, effective not less than 90 days after receipt of the notice by the Beneficiary and Grantor.

                  Section 7.2. The Trustee may be removed by the Grantor at any time for any reason by delivery to the Trustee and the Beneficiary of a written notice of removal, effective not less than 90 days after receipt of such notice by the Trustee and the Beneficiary.

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                  Section 7.3. The foregoing notwithstanding, no such
resignation by the Trustee or removal of the Trustee shall be effective until a successor trustee has been duly appointed and approved by the Beneficiary and the Grantor and all Assets in the Trust Account have been duly transferred to the new trustee.

                  Section 7.4. Upon such resignation by the Trustee or such removal of the Trustee, the successor trustee shall succeed to and become vested with all the rights, powers, privileges and duties of the Trustee, and the Trustee shall be discharged from any future duties and obligations under this Agreement.

                  Section 7.5. In the event of the inability of a successor Trustee to be named or qualify within a reasonable time following the resignation or removal of the Trustee, the Trustee shall have the right, upon notice to the parties, to deposit the Assets with a court of competent jurisdiction in the State of New York, whereupon, it shall submit a final report of all Assets delivered and be relieved of all further responsibilities under this Agreement.

                   ARTICLE 8. TERMINATION OF THE TRUST ACCOUNT

                  Section 8.1. This Agreement shall be terminated upon the Trustee's receipt of a certificate substantially in the form of Exhibit C hereto (the "Termination Certificate") signed by a duly authorized officer of the Grantor executed in accordance with Section 9.9 of the Indemnity Reinsurance Agreement or, other than in accordance with such Section 9.9,

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executed by both the Grantor and the Beneficiary. Within 10 days of the termination of this Agreement, the Trustee shall transfer, pay over and deliver to the Grantor all right, title and interest in the remaining Assets of the Trust Account in exchange for a written receipt from the Grantor. Unless terminated as provided above in this Section 8.1, this Agreement shall remain in effect for so long as there are Assets remaining in the Trust Account.

                            ARTICLE 9. MISCELLANEOUS

                  Section 9.1. Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally (by courier or otherwise), sent by certified, registered or express mail, postage prepaid and return receipt requested, or transmitted by facsimile (with a copy of such notice or other communication and a confirmation of transmission sent by certified, registered or express mail, postage prepaid and return receipt requested no later than the close of business on the next business day following such transmission) and shall be addressed as follows:

                  When Grantor is to be notified:

                           SunAmerica Life Insurance Company
                           1 SunAmerica Center, Century City
                           Los Angeles, California 90067-6022
                           Attn: General Counsel
                           Facsimile No.: (310) 772-6574

                  with a copy to:

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                           SunAmerica Life Insurance Company
                           1 SunAmerica Center, Century City
                           Los Angeles, California 90067-6022
                           Attn: Controller
                           Facsimile No.: (310) 772-6684

                           O'Melveny & Myers
                           1999 Avenue of the Stars
                           Suite 700
                           Los Angeles, California  90067
                           Attn: Robert D. Haymer, Esq.
                           Facsimile No.:  (310) 246-6779

                           Barger & Wolen LLP
                           515 S. Flower Street
                           34th Floor
                           Los Angeles, California 90071
                           Attn: S. Stuart Soldate, Esq.
                           Facsimile No. (213) 614-7399

                  When Beneficiary is to be notified:

                           John Alden Life Insurance Company
                           7300 Corporate Center Drive
                           Miami, Florida  33126-1223
                           Attention: General Counsel
                           Facsimile No.: (305) 715-1342

                  with copies to:

                           Dewey Ballantine
                           1301 Avenue of the Americas
                           New York, New York 10019
                           Attention:  William W. Rosenblatt, Esq.
                           Facsimile No.: (212) 259-6333

                  When the Trustee is to be notified:

                           Bankers Trust Company
                           Four Albany Street
                           10th Floor
                           New York, NY 10006

                           Attn: Corporate Trust & Agency Group
                           Ms. Karla Leanffor
                           Facsimile No.: (212) 250-6439

A Party may, by notice given in accordance with this Section 9.1 to the other Party, designate another address or Person to which notices required or permitted to be given pursuant to

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this Agreement shall thereafter be transmitted. Each notice transmitted in the manner described in this Section 9.1 shall be deemed to have been given, received and become effective for all purposes at the time it shall have been
(i) delivered to the addressee as indicated by the return receipt (if transmitted by mail), transmitted to the addressee (if transmitted by facsimile and subject to delivery of the mailed copy thereof) or the affidavit of the messenger (if transmitted by personal delivery) or (ii) presented for delivery to the addressee as so indicated during normal business hours, if such delivery shall have been refused for any reason.

                  Section 9.2. Portfolio Inspection. The Beneficiary shall be provided, at its own expense, the ability to review, but not alter or give instruction with respect to the portfolio of the Trust by electronic on-line communication.

                  Section 9.3. Entire Agreement. This Agreement (including Schedules attached hereto) contains the entire agreement and understanding between the Parties with respect to the subject matter hereof. Nothing contained in this Agreement shall constitute or be interpreted or construed as an admission by any Party or any of its Affiliates of liability to third parties, whether under any Laws or otherwise, or as an admission that any Party or any of its Affiliates are in violation of or have ever violated any Laws.

                  In the event of any conflict between this Agreement and the Asset Purchase Agreement as to the rights or

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obligations or Grantor or Beneficiary (but not with respect to the rights or obligations of Trustee), the Asset Purchase Agreement shall control. In the event of any ambiguity in this Agreement as to the rights or obligations of Grantor or Beneficiary (but not as to the rights or obligations of Trustee) such ambiguity shall be resolved by reference to the Asset Purchase Agreement.

                  Section 9.4. Amendments. No addition to, and no cancellation, renewal, extension, modification or amendment of or approval under, this Agreement shall be binding upon a Party unless such addition, cancellation, renewal, extension, modification, amendment or approval is set forth in a written instrument which states that it adds to, amends, cancels, renews or extends this Agreement or grants an approval hereunder and which is executed and delivered on behalf of each Party by an officer of, or attorney-in-fact for, such Party.

                  Section 9.5. Waivers. No waiver of any provision of this Agreement shall be binding upon a Party unless such waiver is expressly set forth in a written instrument which is executed and delivered on behalf of such Party by an officer of, or attorney-in-fact for such Party. Such waiver shall be effective only to the extent specifically set forth in such written instrument. Neither the exercise (from time to time or at any time) nor the delay or failure (at any time or for any period of time) to exercise any right, power or remedy shall operate as a waiver of, the right to exercise, or

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impair, limit or restrict the exercise on the part of any Party of any such right, power or remedy or any other right, power or remedy at any time and from time to time thereafter. No waiver of any right, power or remedy of a Party shall be deemed to be a waiver of any other right, power or remedy of such Party or shall, except to the extent so waived, impair, limit or restrict the exercise of such right, power or remedy.

                  Section 9.6. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. Each Party consents and submits to the non-exclusive personal jurisdiction of any federal court in the State of Delaware in respect of any proceeding for the sole purpose of injunctive relief or to enforce an arbitration award under Section 9.7 hereof. Each Party consents to service of process upon it with respect to any such proceeding by registered mail, return receipt requested, and by any other means permitted by applicable Laws. Each Party waives any objection that it may now or hereafter have to the laying of venue of any such proceeding in federal court in the State of Delaware and any claim that it may now or hereafter have that any such proceeding in any such court has been brought in an inconvenient forum.

                  Section 9.7. Arbitration. The Parties acknowledge and agree that the transactions contemplated herein substantially affect and impact interstate commerce.

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Therefore, all disputes or differences between two or among three of the Parties arising under or which are related to this Agreement (other than proceedings for the sole purpose of injunctive relief) upon which an amicable understanding cannot be reached within thirty (30) days shall be settled by the parties to the dispute (the "Disputing Parties") by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, except as hereinafter provided, and judgment upon the award entered by the Arbitrators (as defined below) may be entered in any court having jurisdiction thereof. The Arbitrators provided for herein shall construe this Agreement in light of the prevailing custom and practices for transactions of a similar nature. The "Arbitrators" shall consist of one neutral arbitrator (or as provided below, three neutral arbitrators). The Parties agree that the arbitration, if implemented under this Agreement, shall be held in New York, New York, unless otherwise agreed to by the Parties. The Parties agree to arbitrate within ninety
(90) days following the transmittal of written demand of any Disputing Party to arbitrate any dispute arbitrable under this Agreement. The Disputing Parties will in good faith, within fifteen (15) days following notice of written demand to arbitrate, attempt to agree on a single Arbitrator. If the Disputing Parties cannot within fifteen (15) days thereafter agree on a single arbitrator, the Parties' Arbitrators shall be chosen as follows:

                  (a) In a dispute between two Disputing Parties, there shall be three (3) Arbitrators. Each of the Disputing Parties shall choose one Arbitrator. The third Arbitrator shall be chosen by the other two Arbitrators within thirty (30) days after they have been appointed. If the two Arbitrators cannot agree upon a third Arbitrator, each Arbitrator shall nominate, within three (3) days of such failure to agree, three (3) persons of whom the other shall reject two. The third Arbitrator shall then be chosen by drawing lots within twenty-four (24) hours of determination of the two candidates. If any Disputing Party fails to choose an Arbitrator within thirty (30) days after receiving the written request of the other Disputing Party to do so, the other Disputing Party shall choose both Arbitrators, who shall choose the third Arbitrator.

                  (b) In a dispute among three Disputing Parties, there shall be five (5) Arbitrators, except as otherwise provided herein. Each of the Disputing Parties shall choose one Arbitrator. The remaining two Arbitrators shall be chosen by the unanimous vote of the other three Arbitrators within thirty (30) days after they have been appointed. If the three Arbitrators cannot agree upon a fourth and/or a fifth Arbitrator, each Arbitrator shall nominate, within three
(3) days of such failure to agree, three (3) persons of whom each of the others shall reject one. The fourth and/or fifth Arbitrator shall then be chosen by drawing lots within twenty-four (24) hours of determination of the three (3) candidates.

If any one Disputing Party fails to choose an Arbitrator within thirty (30) days after receiving the written request of the another Disputing Party to do so, then the Arbitrator will be decided by a panel of three (3) Arbitrators pursuant to Paragraph 9.7(a) above. If any two Disputing Parties fail to choose an Arbitrator within thirty (30) days after receiving the written request of the other Disputing Party to do so, then such latter Disputing Party shall choose two Arbitrators, who shall choose a third Arbitrator.

                  A decision of a majority of the Arbitrators shall be final and binding and there shall be no appeal therefrom. The Arbitrators shall award compensatory damages only, not consequential or punitive damages. The Arbitrators shall within forty-five (45) days after the final hearing enter an award and the award shall be supported by a written opinion. The fees of the Arbitrators and the direct costs of the arbitration shall be shared equally by the Disputing Parties; all other costs of the respective Disputing Parties, including without limitation fees and expenses of the respective Disputing Party's attorneys, witnesses, and discovery shall be paid by the respective Disputing Party, except to the extent that the Arbitrators otherwise direct based on the equities of the situation.

                  Section 9.8. Binding Effect; Assignment; Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither the Grantor nor the

Beneficiary shall assign any of its rights or delegate any of its duties hereunder, (in whole or in part and by operation of law or otherwise) without the prior written consent of the other Party hereto, except that Grantor may assign its rights and obligations under this Agreement to any of its Affiliates, provided that Grantor shall remain liable for its obligations hereunder notwithstanding such assignment. Any assignment of rights or delegation of duties under this Agreement by a Party without the prior written consent of the other Party, if such consent is required hereby, shall be void. No Person (including, without limitation, any employee of a Party) shall be, or be deemed to be, a third party beneficiary of this Agreement.

                  Section 9.9. Severability. If any provision of this Agreement shall hereafter be held to be invalid, unenforceable or illegal, in whole or in part, in any jurisdiction under any circumstances for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the Parties as expressed in, and the benefits to the Parties provided by, this Agreement or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement (including, without limitation, addition of necessary further provisions to this Agreement) so as to give effect to the intent as so expressed and the benefits so provided. Such holding shall not affect or impair the validity, enforceability or legality of such provision in any other jurisdiction or under any other circumstances. Neither such holding nor such reformation or severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement.

                  Section 9.10. Headings. The headings in this Agreement have been inserted for convenience of reference only, and shall not be considered a part of this Agreement and shall not limit, modify or affect in any way the meaning or interpretation of this Agreement.

                  Section 9.11. Counterparts. This Agreement may be executed by the parties in any number of counterparts, each of which when so executed and delivered shall constitute an original instrument, but all such counterparts shall together constitute one and the same instrument. This Agreement shall become effective and be deemed to have been executed and delivered by all of the Parties at such time as counterparts shall have been executed and delivered by both of the Parties, regardless of whether each of the Parties has executed the same counterpart. It shall not be necessary when making proof of this Agreement to account for any counterparts other than a sufficient number of counterparts which, when taken together, contain signatures of both of the Parties.

                  Section 9.12. Errors and Omissions. Inadvertent delays, errors or omissions made by either the Grantor or the Beneficiary in connection with this Agreement or any transaction hereunder shall not relieve the other party from any liability which would have attached to such party had such delay, error or omission not occurred, provided that the party causing such delay error or omission rectifies the same as soon as possible after its discovery thereof.

                  Section 9.13. Certain Definitions. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of each term defined if both such forms of such term are used in this Agreement):

                  (a) The term "Affiliate" with respect to any corporation shall mean a corporation which directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such corporation. The term "control" (including the related terms "controlled by" and "under common control with") shall mean the ownership, directly or indirectly, of more than fifty percent (50%) of the voting stock of a corporation.

                  (b) In addition to the entity designated as "Beneficiary" in the introductory paragraph of this Agreement, the term "Beneficiary" shall also include any successor by operation of law of the Beneficiary named in the introductory paragraph. If a court of law appoints a successor in interest to the named Beneficiary, then the named Beneficiary includes and is limited to the court appointed domiciliary receiver

                           (including conservator, rehabilitator or liquidator).

                  (c) The term "business day" shall mean any day on which the offices of the Trustee are open for business.

                  (d) The term "Person" shall mean and include an individual, a corporation, a partnership, an association, a trust, an unincorporated organization or a government or political subdivision thereof.

                  (e) The term "Parent" shall mean an institution that, directly or indirectly, controls another institution.

                  Section 9.14. Documentation to be Provided to Trustee. Grantor has provided or shall provide Trustee with copies of the Asset Purchase Agreement and the Indemnity Reinsurance Agreement.

         IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.

                                       SUNAMERICA LIFE INSURANCE
                                                   COMPANY,
                                       As Grantor

                                       By: /s/ James W. Rowan
                                          -------------------------------------
                                          Name: James W. Rowan
                                          Title: SVP

                                       JOHN ALDEN LIFE INSURANCE COMPANY,
                                       As Beneficiary

                                       By: /s/ Scott L. Stanton
                                          -------------------------------------
                                          Name: Scott L. Stanton
                                          Title:  SVP & CFO

                                       BANKERS TRUST COMPANY,
                                       As Trustee

                                       By: /s/ Marie C. Rasch
                                          -------------------------------------
                                          Name: Marie C. Rasch
                                          Title: Vice President

                                                                       Exhibit A

                         BENEFICIARY WITHDRAWAL REQUEST

                  The undersigned, the [insert position]* of John Alden Life Insurance Company ("John Alden"), does hereby certify that, pursuant to Section
2.1 of the Trust Agreement (as defined below) established by SunAmerica for the benefit of John Alden pursuant to the Trust Agreement dated as of March 31, 1997 entered into by and among John Alden, SunAmerica Life Insurance Company ("SunAmerica") and Bankers Trust Company (the "Trust Agreement"):

                  (1) John Alden has paid the Policyholder(s) identified [below/on the attached schedule] with respect to the following claim(s):

Policyholder      Address     Contract         Social Security      Claim       Type of
Name                          Number           Number               Amount      Claim**

                  (2) Attached hereto is a certificate executed by a partner of a "Big 6" Accounting Firm stating that SunAmerica was obligated to pay the claim(s) identified hereon, and John Alden has provided reasonable evidence to such Accounting Firm that John Alden has paid such Claim(s).

                  This Beneficiary Withdrawal Request is within the meaning of
Section 2.1(c) of the Trust Agreement.

Dated: _______________         _________________________
                           Name:
                          Title:

         * Chief Executive Officer, Chief Financial Officer, General Counsel or Senior Vice President of Accounting

         ** E.g., surrender, withdrawal, other benefit or type of payment

                                                                       Exhibit B

                           GRANTOR WITHDRAWAL REQUEST

                  The undersigned, the [insert position] and a duly authorized officer of SunAmerica Life Insurance Company ("SunAmerica"), does hereby certify that, pursuant to Section 2.2 of the Trust Agreement dated as of March 31, 1997 among SunAmerica, John Alden Life Insurance Company, and Bankers Trust Company (the "Trust Agreement"), SunAmerica is entitled to withdraw from the Trust Account established pursuant to the Trust Agreement $[ ] (the "Withdrawal Amount").

                  SunAmerica requests payment of the Withdrawal Amount [in cash] [by transfer to it of all right, title and interest in, and custody of, the Assets identified in Exhibit attached hereto or readily marketable Assets].

                  This Grantor Withdrawal Request is within the meaning of
Section 2.2(a) of the Trust Agreement. All capitalized terms used herein without definition shall have the meanings given them in the Trust Agreement.

Dated:_______________________               ___________________________________
                                            Name:
                                            Title:

                                                                       Exhibit C
                             TERMINATION CERTIFICATE

                  The undersigned, the [insert position] and a duly authorized officer of SunAmerica Life Insurance Company ("SunAmerica") does hereby certify that:

                  (1) this Certificate is a "Termination Certificate" within the meaning of Section 8.1 of the Trust Agreement dated as of [_______ __, 1996] entered into by and among John Alden Life Insurance Company ("John Alden"), SunAmerica and Bankers Trust Company, as Trustee; and

                  (2) the Statutory Reserves (as such term is defined in the Indemnity Reinsurance Agreement by and between Sun America and John Alden) as shown on SunAmerica's Quarterly Report for the quarter ended ______________ (a true and correct copy of which is attached hereto) are less than $75 million.

Dated: __________                  _________________________
                                   Name:
                                   Title: